UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the approval by its shareholders at the 2014 Annual Shareholder Meeting, Duke Energy Corporation (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate”), effective May 20, 2014, to provide for the ability of shareholders to take action by less than unanimous written consent.  A description of the Amended Certificate was provided in the Company’s Proxy Statement filed March 20, 2014, in connection with the 2014 Annual Shareholder Meeting.

A copy of the Amended Certificate is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

3.1 Amended and Restated Certificate of Incorporation of Duke Energy Corporation, effective May 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 20, 2014	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Duke Energy Corporation, effective May 20, 2014.